Inventories, Net	12 Months Ended
Dec. 31, 2021
Disclosure of inventories [text block] [Abstract]
Inventories, net

Note 17. Inventories, net

	2021	2020
Raw materials and supplies	$38,024	$30,198
Products in process	6,240	5,960
Finished products and merchandise	31,791	27,886
Inventory in transit	9,645	5,374
Subtotal	85,700	69,418
Less: Provision	(6,270)	(5,134)
Total	$79,430	$64,284

Inventories recognized as an expense during the year ended December 31, 2021 amounted to $174,029 (2020: $140,153). These were included in cost of goods sold. Inventories used as samples amounted to $3,867 (2020: $4,062) were recognized as marketing expenses.

Write-downs of inventories to net realizable value and obsolescence adjustments amounted to $5,391 (2020: $1,616), were recognized as a provision expense during the year ended December 31, 2021.